                                  AMENDMENT
                                  ---------

     Amendment dated as of the 17th day of December, 1997 by and among Merv Adelson, c/o East-West Capital Associates, 10900 Wilshire Boulevard, Suite 750, Los Angeles, CA 90024 ("Adelson"), and Faroudja, Inc. ("FI"), a Delaware corporation, and its wholly-owned subsidiary, Faroudja Laboratories, Inc. ("FLI"), a California corporation, with offices at 750 Palomar Avenue, Sunnyvale, CA 94086 (FI and FLI referred to hereinafter collectively as the "Company").

                                 WITNESSETH:

     WHEREAS, the parties have entered into an agreement dated as of December 31, 1996 pursuant to which Adelson serves as a consultant to the Company for the analysis and implementation of potential strategic alliances (the "Agreement");

     WHEREAS, the parties wish to modify certain provisions of the Agreement relating to the timing of Adelson's compensation;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein and in the Agreement, the parties hereto hereby agree to amend the Agreement as follows:

     Defined terms in this Amendment shall have the meanings ascribed to them in the Agreement unless otherwise indicated.

     The first paragraph of Section 2 of the Agreement shall be deleted and replaced with the following:

           "COMPENSATION. As compensation for the services to be rendered by Mr. Adelson, FI shall immediately grant to Adelson Investors, LLC, a warrant to purchase from FI, at a price of $.15 per share, up to 65,152 shares of Common Stock of FI. The warrant shall be in the form of Exhibit A attached hereto. The actual number of shares for which the warrant may be exercised shall be determined from time to time by the Board of Directors of FI, based upon the Consideration (as defined below) received by FLI as a result of Mr. Adelson's services. If FLI receives Consideration of $5,000,000 or more as a result of Mr. Adelson's services, the Board of Directors of FI shall declare the warrant exercisable with respect to all 65,152 shares. If FLI receives Consideration of less than $5,000,000 for such services, the Board of Directors may, from time to time, in its sole discretion, declare the warrant exercisable with respect to a number of shares not greater than the product of multiplying 65,152 by the fraction created by dividing the Consideration received by FLI, by $5,000,000."

3. The form of warrant attached to this Amendment as Exhibit A, shall replace Exhibit A to the Agreement.

4. The Agreement shall in all other respects remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed as of the date first set forth above.

MERV ADELSON                           FAROUDJA, INC.

/s/ Merv Adelson                       By: /s/ Michael Moone
------------------------------             ------------------------------

                                       Name: MICHAEL MOONE
                                             ----------------------------

                                       Title:  PRESIDENT, CEO
                                              ---------------------------

                                       FAROUDJA LABORATORIES, INC.

                                       By: /s/ Michael Moone
                                           ------------------------------

                                       Name: MICHAEL MOONE
                                             ----------------------------

                                       Title:  PRESIDENT, CEO
                                              ---------------------------

                              EXHIBIT A

                          [FORM OF WARRANT]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR THE RULES AND REGULATIONS THEREUNDER.

                         WARRANT TO PURCHASE

                             SHARES OF

                           FAROUDJA, INC.

                            COMMON STOCK

     Faroudja, Inc., a Delaware corporation (the "Company") hereby issues to Adelson Investors, LLC (the "Holder") this warrant to purchase from the Company, at any time or from time to time on or before the third anniversary of the date of this warrant (or any earlier date specified by the Company in a written notice given by the Company to the Holder), for a price per share equal to $.15, up to 65,152 shares of common stock of the Company.

     This warrant is subject to the following terms and conditions:

     1. EXERCISE. The rights represented by this warrant may be exercised, at any time or from time to time in whole or in part, by (a) the surrender of this warrant, along with the purchase form attached as exhibit A-1 (the "Purchase Form"), properly executed, at the address of the Company set forth in section 8.2 (or such other address as the Company may designate by notice in writing to the Holder at its address set forth in section 8.2) and (b) the payment to the Company of the exercise price by check, payable to the order of the Company, for the number of shares specified in the Purchase Form, together with any applicable stock transfer taxes. A certificate representing the shares so purchased and, in the event of an exercise of fewer than all the rights represented by this warrant, a new warrant in the form of this warrant issued in the name of the Holder or its designee(s) and representing a new warrant to purchase a number of shares equal to the number of shares as to which this warrant was theretofore exercisable less the number of shares as to which this warrant shall theretofore have been exercised, shall be delivered to the Holder or such designee(s) as promptly as practicable, but in no event later than three business days, after this warrant shall have been so exercised.

     2. ADJUSTMENT OF THE NUMBER OF SHARES. If the Company shall (a) pay a dividend in common stock or make a distribution in common stock, (b) subdivide its outstanding common stock, (c) combine its outstanding common stock into a smaller number of shares of common stock or (d) issue by reclassification of its common stock, spin-off, split-up, recapitalization, merger, consolidation or any similar corporate event or arrangement other securities of the Company, the kind and number of shares of common stock purchasable upon exercise of this warrant shall be adjusted immediately prior to the exercise of this warrant so that the Holder shall be entitled to receive the kind and number of shares or other securities of the Company to which the Holder would have been entitled to receive after the happening of any of the events described above had this warrant been exercised immediately prior to the happening of such event or the record date with respect to such event.

     3. RESERVATION OF SHARES. From and after the date of this warrant, the Company shall at all times reserve and keep available for issuance upon the exercise of this warrant a number of its authorized but unissued shares of common stock sufficient to permit the exercise in full of this warrant.

     4. TRANSFER. Subject to applicable law, this warrant may be transferred at any time, in whole or in part, to any entity, entities, person or persons. Any transfer shall be effected by the surrender of this warrant, along with the form of assignment attached as exhibit A-2, properly executed, at the address of the Company set forth in section 7.2 (or such other address as the Company may designate by notice in writing to the Holder at its address set forth in section 7.2). Thereupon, the Company shall issue in the name or names specified by the Holder a new warrant or warrants of like tenor and representing a warrant or warrants to purchase in the aggregate a number of shares equal to the number of shares to which this warrant was theretofore exercisable less the number of shares as to which this warrant shall theretofore have been exercised.

     5. PAYMENT OF TAXES. The Company shall cause all shares of common stock issued upon the exercise of this warrant to be validly issued, fully paid and nonassessable and not subject to preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the shares of common stock upon exercise of this warrant, unless such tax or charge is imposed by law upon the Holder.

     6.  PIGGYBACK REGISTRATION.

         6.1 INCLUSION IN REGISTRATION. If at any time after the date of this warrant until the expiration of this warrant, the Company proposes to register any of its shares of common stock under the Securities Act of 1933 (other than in connection with a merger or pursuant to Form S-8 or S-4 or a comparable registration statement) it will promptly give notice to the Holder of its intention to do so. If the Holder notifies the Company within twenty
(20) days after receipt of any such notice of its desire to include any Warrant Shares (as defined in section 6.3) in such proposed registration, the Company shall afford the

Holder the opportunity to have such Warrant Shares registered under such registration statement.

     Notwithstanding anything in this section 6 to the contrary, the Company shall have the right at any time after it shall have given any notice pursuant to this section 6 (irrespective of whether a written request for inclusion of any Warrant Shares shall have been made), to elect to postpone or not to file such proposed registration statement or to withdraw the same after filing but prior to the effective date thereof.

         6.2 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares being sold by the Company, the Company shall not be required under this section 6 to include any Warrant Shares in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total number of shares, including the Warrant Shares, requested by shareholders, including the Holder, to be included in the offering exceeds the number of shares sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the number of selling shareholders' shares that may be included in the offering shall be apportioned pro rata among the selling shareholders according to the total number of shares entitled to be included in the offering owned by each selling shareholder or in such other proportions as shall mutually be agreed to by the selling shareholders.

         6.3 DEFINITION. As used in this section 6, the term "Warrant Shares" means shares of common stock of Faroudja issued or issuable upon the exercise of this warrant.

     7.  MISCELLANEOUS.

         7.1 SECURITIES ACT RESTRICTIONS. The Holder acknowledges that this warrant may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 (the "Act") or an applicable exemption from the registration requirements of the Act and, accordingly, this warrant and all certificates representing the common stock and any other securities issuable upon the exercise of this warrant shall bear a legend in the form set forth on the top of page one of this warrant.

         7.2 NOTICES. All notices and other communications under this agreement shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this section 7.2):

           if to the Holder, to it at:

                 Adelson Investors, LLC
                 10900 Wilshire Boulevard, Suite 750
                 Los Angeles, California 90024
                 Attention: Merv Adelson
                 Fax: (310) 209-6160

           with a copy to:

                 East-West Capital Associates
                 10900 Wilshire Boulevard, Suite 750
                 Los Angeles, California 90024
                 Attention: Paul J. Nadel
                 Fax: (310) 209-6160

           if to the Company, to it at:

                 Faroudja, Inc.
                 750 Palomar Avenue
                 Sunnyvale, California 94086
                 Attention: Michael Hoberg, CFO
                 Fax: (408) 735-8571

           with a copy to:

                 Buchalter, Nemer, Fields & Younger
                 601 South Figueroa Street, Suite 2400
                 Los Angeles, California 90017
                 Attention: Stuart D. Buchalter, Esq.
                 Fax: (213) 896-0400

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or
(c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

         7.3 AMENDMENT. This warrant may be modified or amended or the provisions of this warrant may be waived only with the written consent of the Company and the Holder.

         7.4 GOVERNING LAW. This warrant shall be governed by the law of the state of Delaware, without regard to the provisions thereof relating to conflicts of laws.

     8. VESTING. This warrant shall be currently exercisable with respect to that number of shares of Common Stock of the Company as the Company shall from time to time advise the Holder in writing. The warrant is currently exercisable with respect to 21,178 shares of Common Stock of the Company.

December 17, 1997

                                       FAROUDJA, INC.



                                       By:____________________________________
                                               Michael Moone,
                                               President and CEO

                                  EXHIBIT A-1

                                 PURCHASE FORM

                 [To be executed only upon exercise of warrant]

     The undersigned registered owner of this warrant irrevocably exercises this warrant for the purchase of _____________________ shares of common stock of Faroudja, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this warrant and requests that certificates for the shares of common stock hereby purchased be issued in the name of and delivered to _________________________________ whose address is _______________________________________________ and, if such shares of common stock shall not include all of the shares of common stock issuable as provided in this warrant, that a new warrant of like tenor and date for the balance of the shares of common stock issuable hereunder be delivered to the undersigned.

     Dated:______________________


                                       ______________________________________
                                       (Name of Registered Owner)

                                       ______________________________________
                                       (Signature of Registered Owner)

                                       ______________________________________
                                       (Street Address)

                                       ______________________________________
                                       (City)     (State)   (Zip Code)



                                 Exhibit A-1

                                 EXHIBIT A-2

                               ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this warrant hereby sells, assigns and transfers to the assignee named below all of the rights of the undersigned under this warrant with respect to the number of shares of common stock set forth below:

                                                               No. of shares
Name and Address of Assignee                                   Common Stock
----------------------------                                   -------------





and does hereby irrevocably constitute and appoint ___________________________ attorney-in-fact to register such transfer on the books of Faroudja, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:______________________         Print Name:______________________________

                                     Signature: ______________________________

                                     Witness:_________________________________



                                 Exhibit A-2
                                    -1-